SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) — November 12, 2002

MULTILINK TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its Charter)

California	000-31851	95-4522566
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

300 Atrium Drive, 2nd Floor, Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 537-3700

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 7.    Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

Exhibit 99.1

Press Release dated November 12, 2002 of the Registrant.

Item 9.    Regulation FD Disclosure.

On November 12, 2002, Multilink Technology Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MULTILINK TECHNOLOGY CORPORATION

By:	/s/ RICHARD N. NOTTENBURG
Name: Richard N. Nottenburg Title: President and Chief Executive Officer

Date: November 12, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 12, 2002, of the Registrant.

4